SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) February 26, 2003
                                                 -----------------


                        MOTORCARS AUTO GROUP INCORPORATED
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                       0-24681                65-0816177
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File          (IRS Employer
       or incorporation)                 Number)            Identification No.)


         980 North Federal Highway, Suite 206, Boca Raton, Florida 33432
         ---------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 391-7172
                                                   --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------

         Motorcars Auto Group Incorporated (the "Registrant") has dismissed Spear, Safer, Harmon & Co. ("SPEAR").

         (a)     Previous Independent Accountants.

                 (i) Effective February 26, 2003, the Registrant dismissed SPEAR as the principal accountants to audit Registrant's financial statements.

                 (ii) The reports of SPEAR on the financial statements of Registrant for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                 (iii) The decision to dismiss SPEAR was recommended by management and approved by the Registrant's Audit Committee and Board of Directors.

                 (iv) In connection with its audits for the most recent fiscal year and including the interim period up to and including the date of dismissal, there have been no disagreements with SPEAR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SPEAR would have caused them to make reference thereto in their report on the financial statements for such years.

         The Registrant requested SPEAR furnish a letter addressed to the Securities and Exchange Commission stating whether or not SPEAR agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated February 26, 2003, is filed as Exhibit 16.1 to this Form 8-K.

         (b)     Engagement of New Independent Accountants.

                 (i) Effective February 26, 2003, the Registrant engaged the accounting firm of HJ Associates as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2002.





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

                 (ii) The Registrant has not consulted with HJ Associates during the last two years or subsequent interim period up to and including the date HJ Associates was engaged on either the application of accounting principles or type of opinion HJ Associates might issue on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (c)     Exhibits

                 16.1 Letter of Spear, Safer, Harmon & Co. pursuant to Item 304 of Regulation S-B.





                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MOTORCARS AUTO GROUP INCORPORATED


                                      By: /s/ Barry Tenzer
                                         ---------------------------------------
                                         Barry Tenzer, Chief Executive Officer

DATED: February 26, 2003



























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